UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________
FORM 8-K /A
 ______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2014
 ______________________________________
Renewable Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35397	26-4785427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
416 South Bell Avenue
Ames, Iowa 50010
(Address of principal executive offices) (Zip Code)
______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿽	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿽	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿽	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿽	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 12, 2014, Renewable Energy Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “Commission”) to report the completion of its previously announced acquisition by REG Synthetic Fuels, LLC (“REG Synthetic”), a wholly-owned subsidiary of the Company, acquired a 50% limited liability company membership interest in Dynamic Fuels, LLC (“Dynamic Fuels”) from Tyson Foods, Inc. (“Tyson”). Previously, on June 3, 2014, REG Synthetic acquired substantially all of the assets of Syntroleum Corporation (“Syntroleum”), which consisted of the other 50% limited liability company membership interest in Dynamic Fuels, as well as Syntroleum’s intellectual property and other assets. On August 22, 2014, the Company amended the Original Form 8-K in order to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K (the “August 8-K/A”).

This Amendment No. 2 to Current Report on Form 8-K/A further amends and supplements the Original Form 8-K to include certain additional pro forma financial information of the Company required by Item 9.01(b) of Form 8-K in connection with REG Synthetic’s acquisition of Dynamic Fuels and Syntroleum, as set forth below. The Original Form 8-K otherwise remains the same, as amended and supplemented by the August 8-K/A, and the Items therein, including Item 9.01, and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01.    Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.

The unaudited pro forma consolidated statement of operations after giving effect to the acquisition of Dynamic Fuels and Syntroleum for the year ended December 31, 2014 is attached hereto as Exhibit 99.6 and incorporated by reference herein.

(d)    Exhibits

Exhibit No.	Description
23.1*	Consent of Independent Registered Public Accounting Firm for Syntroleum Corporation, Hogan Taylor LLP
23.2*	Consent of Independent Registered Public Accounting Firm for Dynamic Fuels, LLC, Hogan Taylor LLP
99.1	Audited consolidated financial statements of Syntroleum Corporation for the year ended December 31, 2013 (incorporated by reference to Exhibit 99.1 to the August 8-K/A)
99.2	Audited financial statements of Dynamic Fuels LLC for the year ended September 30, 2013 (incorporated by reference to Exhibit 99.2 to the August 8-K/A)
99.3	Unaudited consolidated financial statements of Syntroleum Corporation for the six months ended June 30, 2014 (incorporated by reference to Exhibit 99.3 to the August 8-K/A)
99.4	Unaudited consolidated financial statements of Dynamic Fuels LLC for the six months ended March 31, 2014 (incorporated by reference to Exhibit 99.4 to the August 8-K/A)
99.5	Unaudited pro forma consolidated statement of operations for the six months ended June 30, 2014 and the year ended December 31, 2013 (incorporated by reference to Exhibit 99.5 to the August 8-K/A)
99.6*	Unaudited pro forma consolidated statement of operations for the year ended December 31, 2014
* Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 24, 2015

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1*	Consent of Independent Registered Public Accounting Firm for Syntroleum Corporation, Hogan Taylor LLP
23.2*	Consent of Independent Registered Public Accounting Firm for Dynamic Fuels, LLC, Hogan Taylor LLP
99.1	Audited consolidated financial statements of Syntroleum Corporation for the year ended December 31, 2013 (incorporated by reference to Exhibit 99.1 to the August 8-K/A)
99.2	Audited financial statements of Dynamic Fuels LLC for the year ended September 30, 2013 (incorporated by reference to Exhibit 99.2 to the August 8-K/A)
99.3	Unaudited consolidated financial statements of Syntroleum Corporation for the six months ended June 30, 2014 (incorporated by reference to Exhibit 99.3 to the August 8-K/A)
99.4	Unaudited consolidated financial statements of Dynamic Fuels LLC for the six months ended March 31, 2014 (incorporated by reference to Exhibit 99.4 to the August 8-K/A)
99.5	Unaudited pro forma consolidated statement of operations for the six months ended June 30, 2014 and the year ended December 31, 2013 (incorporated by reference to Exhibit 99.5 to the August 8-K/A)
99.6*	Unaudited pro forma consolidated statement of operations for the year ended December 31, 2014
*Filed herewith